UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 3, 2012

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Corporate Circle, Golden, Colorado 80401
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On July 3, 2012, the Board of Directors (the "Board") of Good Times Restaurants Inc. (the "Company") elected Neil Calvert as a director of the Company, to fill the vacancy on the Board created by the resignation of former director Keith Radford effective June 30, 2012.  Mr. Calvert was designated by Small Island Investments Limited ("SII") pursuant to the terms of the Securities Purchase Agreement dated October 29, 2010 between the Company and SII, which provides that as long as SII continues to own at least 50% of our outstanding capital stock, it has the right to designate four members of the Company's Board.  The Securities Purchase Agreement dated June 13, 2012 between the Company and SII reconfirms and continues SII's director designation rights.

            The Board has determined that Mr. Calvert is an "independent director" under the NASDAQ Listing Rules and that he is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.  Accordingly, the Board has appointed Mr. Calvert to succeed Mr. Radford as the Chairman of the Audit Committee.  In addition, the Board has determined that Mr. Calvert is an audit committee financial expert, as that term is defined by the SEC rules, by virtue of having the following attributes through relevant experience: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; (iii) experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv)  an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

            Mr. Calvert will be compensated in accordance with the Company's standard compensation policies and practices for its Board as follows:  $500 for each Board meeting attended and $100 for each Audit Committee or Compensation Committee attended (however, where both Audit Committee and Compensation Committee meetings are held at the same gathering only $100 is paid to directors attending both committee meetings).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: July 9, 2012	/Boyd E. Hoback/
Boyd E. Hoback
President and Chief Executive Officer
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